Exhibit 10.36

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT (this “Amendment”), dated as of February 22, 2005, among NEW SKIES HOLDING B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of The Netherlands (“Holdings”), NEW SKIES SATELLITES B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of The Netherlands (“Parent”), the LENDERS party to the Credit Agreement referred to below (the “Lenders”), DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent and as Collateral Agent (in such capacities, the “Administrative Agent”) for the Lenders and ABN AMRO BANK N.V., as syndication agent (in such capacity, the “Syndication Agent”).  All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, Holdings, Parent, the Lenders, the Administrative Agent, the Collateral Agent, the Syndication Agent and Deutsche Bank Securities Inc. and ABN AMRO Incorporated, as joint lead arrangers, are parties to a Credit Agreement, dated as of November 2, 2004 (the “Credit Agreement”);

WHEREAS, Holdings, Parent and/or one or more of their Subsidiaries will be receiving NSS-8 Asset Sale Proceeds in an aggregate amount of approximately $168,000,000 and the parties hereto wish to modify the terms of the Credit Agreement relating to the application of such NSS-8 Asset Sale Proceeds;

WHEREAS, a Parent Company of Holdings, New Skies Satellites Holdings, Ltd., intends to (i) conduct an initial public offering of its common stock pursuant to a registration statement that is declared effective by the SEC (the “Parent Company IPO”) and (ii) loan or contribute a portion of the net proceeds from such Parent Company IPO to Holdings and Parent;

WHEREAS, on the date hereof, there are outstanding Term Loans (for purposes of this Amendment, herein called the “Refinanced Term Loans”) in an aggregate principal amount of $460,000,000 million;

WHEREAS, among other amendments to the Credit Agreement contained herein, in accordance with the provisions of Section 9.08(e) of the Credit Agreement, Parent wishes to amend the Credit Agreement to enable it to convert and/or refinance in full the outstanding Term Loans described in the immediately preceding recital through (x) the conversion of outstanding Term Loans into replacement Term Loans and/or (y) its incurrence of replacement Term Loans (for purposes of this Amendment, the replacement Term Loans described in preceding changes (x) and (y) collectively being herein called the “Replacement Term Loans”) as more fully provided herein, in each case with the same terms as were theretofore applicable to the Term Loans except that the pricing applicable thereto shall be as more fully described herein; and

WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement, and to enter into certain agreements relating to the Credit Agreement, as herein provided;

NOW, THEREFORE, IT IS AGREED:

I.                                         Amendments and Consents Relating to the Receipt of NSS-8 Assets Sale Proceeds.

1.                                       On the First Amendment Effective Date (as hereinafter defined) (subject to the receipt of a Borrowing Request in form and substance reasonably satisfactory to the Administrative Agent and substantially in accordance with the requirements of Section 2.03 of the Credit Agreement, and subject to the relevant conditions specified in Section 4.01 of the Credit Agreement and the occurrence of the First Amendment Effective Date (as hereinafter defined)), each Lender with a Term Loan Commitment as shown on Schedule 2.01 to this Amendment hereby agrees to make a Term Loan in the respective principal amount set forth opposite its name under the heading “Term Loan Commitment” on Schedule 2.01 to this Amendment, in each case in accordance with the relevant requirements of the Credit Agreement except that (i) the date of the making of the Term Loans described in this paragraph, other than those Term Loans being converted into Replacement Term Loans, shall be as set forth above and (ii) each Lender with a Term Loan Commitment as set forth in Schedule 2.01 to this Amendment shall make the respective Term Loan available (through the Administrative Agent) in cash, except that each Lender with a Term Loan Commitment as shown on Schedule 2.01 to this Amendment with existing Term Loans outstanding immediately prior to the occurrence of the First Amendment Effective Date shall convert its theretofore outstanding Term Loans (in a principal amount up to, but not in excess of, the Term Loan Commitment of such Lender as specified in Schedule 2.01 hereto) into Replacement Term Loans hereunder without any requirement that it make cash proceeds available to the Parent (except to the extent that the Term Loan Commitment of such Lender as specified on Schedule 2.01 hereto exceeds the principal amount of its therefore outstanding Term Loans).  Parent hereby directs the Administrative Agent to apply (and the Administrative Agent shall apply) all cash proceeds of Replacement Term Loans made hereunder to refinance then outstanding Refinanced Term Loans pursuant to the Credit Agreement (before giving effect to this Amendment) other than those Term Loans being converted into Replacement Term Loans, it being agreed that such direction shall satisfy the prepayment notice requirements of Sections 2.11(a) and 2.10(e) of the Credit Agreement.  It is understood that the Replacement Term Loans being made pursuant to this Amendment (whether by conversion or the making of cash proceeds available to Parent to refinance Refinanced Term Loans) shall constitute Replacement Term Loans pursuant to Section 9.08(e) of the Credit Agreement and the Term Loans being refinanced or converted shall constitute Refinanced Term Loans as described therein.  It is understood and agreed by all parties hereto that the aggregate principal amount of Term Loans outstanding after giving effect to the First Amendment Effective Date shall be equal to the aggregate amount of Term Loans which were outstanding immediately prior to giving effect thereto.  Any Lender holding outstanding Term Loans immediately prior to the First Amendment Effective Date, that does not (in its sole discretion) provide a Term Loan Commitment pursuant hereto, shall have its outstanding Term Loans (together with all accrued but unpaid interest thereon) repaid in full on the First Amendment Effective Date (if same occurs).  On the First Amendment Effective Date, the aggregate amount of Replacement Term Loans (including those made by conversion or the making of cash proceeds available to Parent) shall be comprised of the same number of Borrowings as were applicable to the outstanding Refinanced Term Loans immediately prior to the First Amendment Effective Date, which Borrowings shall be of the same Types and in the same amounts as the Borrowings theretofore applicable to the Refinanced Term Loans, and in the case of any such Borrowings of Eurocurrency Loans, shall have the same Interest Period (i.e. continuing to the date of expiration of the Interest Period theretofore applicable to the corresponding Borrowing of Refinanced Term Loan) and the same Adjusted LIBO Rate (although, from and after the First Amendment Effective Date, the Applicable Margins shall be determined in accordance with the Credit Agreement, as amended by this amendment) applicable thereto on the First Amendment Effective Date.  Each Lender with Replacement Term Loans shall participate on a pro rata basis in each outstanding Borrowing of Replacement Term Loans as described in the immediately preceding sentence. In connection with the incurrence of the Replacement Term Loans and the repayment of Refinanced Term Loans in accordance with this Amendment, Parent hereby agrees that, notwithstanding anything to the contrary contained in the Credit Agreement, (i) if requested by any Lender making cash proceeds available to Parent pursuant to the Replacement Term Loans (but not with respect to that portion of the Replacement Term Loans of any Lender constituting a conversion of Refinanced Term Loans of such Lender), Parent shall pay to such Lender such amounts necessary, as reasonably determined by such Lender and set forth by such Lender in a certificate delivered to Parent, to compensate such Lender for making such Replacement Term Loans in the middle of an existing Interest Period (rather than at the beginning of the respective Interest Period, based upon the rates then applicable thereto) and (ii) Parent shall be obligated to pay to each Lender whose Term Loans are being repaid in cash (rather than converted into Replacement Term Loans on the First Amendment Effective Date) amounts of the type referred to in Section 2.16 of the Credit Agreement in connection with its repayment in cash (but not by way of conversion of Refinanced Term Loans into Replacement Term Loans as contemplated above) of such Refinanced Term Loans of such Lender incurred in connection with the conversion of Refinanced Term Loans and/or the actions taken pursuant to the preceding sentence of this Section I.1.  A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to clause (ii) of the foregoing sentence shall be delivered to Parent and shall be prima facie evidence of the amounts thereof.  Parent shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

2.                                       The definition of “Applicable Margin” appearing in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

“Applicable Margin” shall mean, for all Loans, for any Margin Adjustment Period, from and after any Start Date to and including the corresponding End Date, the respective percentage per annum set forth below opposite the respective Level (i.e., Level 1, Level 2, Level 3 or Level 4, as the case may be), (x) indicated to have been achieved on the applicable Test Date for such Start Date (as shown in the respective officer’s certificate delivered pursuant to Section 5.04(c)), (y) indicated to have been achieved on a pro forma basis (as shown in a certificate of a Financial Officer of Holdings delivered to the Administrative Agent setting forth computations in reasonable detail satisfactory to the Administrative Agent demonstrating the Total Leverage Ratio as of the end of the most recently ended fiscal quarter and determined on a pro forma basis giving effect to the transactions contemplated by Section I of the First Amendment) or (z) indicated to have been achieved on a pro forma basis (as shown in a certificate of a Financial Officer of Holdings delivered to the Administrative Agent setting forth computations in reasonable detail satisfactory to the Administrative Agent demonstrating the Total Leverage Ratio as of the end of the most recently ended fiscal quarter and determined on a pro forma basis giving effect to the transactions contemplated by Section II of the First Amendment), as the case may be:

	Level 1:	Level 2:	Level 3:	Level 4:
Total Leverage Ratio	less than or equal to 3.00:1.00	greater than 3.00:1.00 and less than or equal to 4.00:1.00	greater than 4.00:1.00 and less than or equal to 5.40:1.00	greater than 5.40:1.00
Applicable Margin for Eurocurrency Loans	2.00%	2.25%	2.50%	2.75%

Applicable Margin for Alternate Base Rate Loans	0.75%	1.00%	1.25%	1.50%

Notwithstanding the foregoing, (i) if Parent fails to deliver the financial statements required to be delivered pursuant to Section 5.04(a) or (b) (accompanied by the officer’s certificate required to be delivered pursuant to Section 5.04(c) showing the applicable Total Leverage Ratio on the relevant Test Date) on or prior to the respective date required by such Sections, then Level 4 pricing shall apply from the day following the most recent End Date until such time, if any, as the financial statements required as set forth above and the accompanying officer’s certificate have been delivered showing the pricing for the respective Margin Adjustment Period is at a level below Level 4 (it being understood that, in the case of any late delivery of the financial statements and officer’s certificate as so required, any reduction in the Applicable Margin shall apply only from and after the date of the delivery of the complying financial statements and officer’s certificate); and (ii) Level 4 pricing shall apply for the period from the Closing Date to the First Amendment Effective Date”.

3.                                       The definition of “Commitments” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “, Incremental Revolving Facility Commitment” immediately after the text “Revolving Facility Commitment” appearing in said definition.

4.                                       The definition of “Consolidated Net Debt” appearing in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

“Consolidated Net Debt” at any date shall mean (A) Consolidated Debt on such date less (B) (i) unrestricted cash or marketable securities (determined in accordance with US GAAP) of Holdings and its Subsidiaries on such date and (ii) the Boeing Escrow Amount, for so long as such amount is held in escrow.

5.                                       The definition of “EBITDA” appearing in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the period appearing at the end of sub-clause (iv) of clause (b) thereof and inserting a semi-colon in lieu thereof and (ii) inserting the following text at the end of sub-clause (iv) of clause (b) thereof:

“provided that, for purposes of calculating EBITDA for any period ending on or prior to March 31, 2006, there shall be added to Consolidated Net Income for such period (to the extent not already included therein) the annualized portion of Consolidated Net Income attributable to all contracts arising out of the failure of the satellite IS-804 and signed by Parent or any of its Subsidiaries during the fiscal quarter ending March 31, 2005”.

6.                                       The definition of “End Date” appearing in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

“End Date” shall mean, with respect to any Margin Adjustment Period or Commitment Fee Adjustment Period, the last day of such Margin Adjustment Period or Commitment Fee Adjustment Period, as the case may be.

7.                                       The definition of “Margin Adjustment Period” appearing in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

“Margin Adjustment Period” shall mean (i) the period, if any, which shall commence on the date of delivery of a certificate of a Financial Officer of Holdings to the Administrative Agent setting forth computations in reasonable detail satisfactory to the Administrative Agent demonstrating the Total Leverage Ratio as of the end of the most recently ended fiscal quarter and determined on a pro forma basis giving effect to the transactions contemplated by Section I of the First Amendment and which shall end on the earlier of (x) the date of actual delivery of the next officer’s certificate pursuant to Section 5.04(c) (and related financial statements), (y) the latest date on which such next officer’s certificate (and related financial statements) is required to be so delivered and (z) the date, if any, upon which the certificate first referred to in clause (ii) of this definition is delivered to the Administrative Agent, (ii) the period, if any, which shall commence on the date of delivery of a certificate of a Financial Officer of Holdings to the Administrative Agent setting forth computations in reasonable detail satisfactory to the Administrative Agent demonstrating the Total Leverage Ratio as of the end of the most recently ended fiscal quarter and determined on a pro forma basis giving effect to the transactions contemplated by Section II of the First Amendment and which shall end on the earlier of the date of actual delivery of the next officer’s certificate pursuant to Section 5.04(c) (and related financial statements) and the latest date on which such next officer’s certificate (and related financial statements) is required to be so delivered and (iii) each other period which shall commence on the date upon which the respective officer’s certificate is delivered pursuant to Section 5.04(c) (together with the related financial statements pursuant to Section 5.04(a) or (b), as the case may be) and which shall end on the earlier of (x) the date of actual delivery of the next officer’s certificate pursuant to Section 5.04(c) (and related financial statements), (y) the latest date on which such next officer’s certificate (and related financial statements) is required to be so delivered and (z) if occurring after the date of commencement of such period, the date, if any, upon which the certificate first referred to in clause (ii) of this definition is delivered to the Administrative Agent.

8.                                       The definition of “Material Subsidiary” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting at the end of such definition, immediately before the period, the following text:

“; provided, further, that the proceeds of any Investment in NSS Newco made under Section 6.04(w) shall be excluded in calculating the total assets of NSS Newco”

9.                                       The definition of “Net Proceeds” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “$5 million” appearing at the end of paragraph (a) of such definition and inserting the text “$10 million” in lieu thereof.

10.                                 The definition of “Pledged Collateral” appearing in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

“Pledged Collateral” shall have the meaning assigned to such term in (a) the documents described in clauses (viii) and (ix) of the definition of “Dutch Security Documents”, (b) the Parent Guarantee and U.S. Pledge Agreement, (c) the documents described in clauses (ii) and (iii) of the definition of “Holdings Agreements”, (d) the U.K. Equitable Charge over Shares or (e) any Other Pledge Agreement, as applicable.

11.                                 The definition of “Start Date” appearing in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

“Start Date” shall mean, with respect to any Margin Adjustment Period or Commitment Fee Adjustment Period, the first day of such Margin Adjustment Period or Commitment Fee Adjustment Period, as the case may be.

12.                                 Section 1.01 of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

“Boeing Escrow Amount” shall mean an amount of up to $30,000,000 to be held for the benefit of Boeing in connection with NSS-8.

“Boeing Liens” shall mean (i) Liens in favor of Boeing on the Boeing Escrow Amount and (ii) Liens securing obligations to Boeing pursuant to the NSS-8 Contract over NSS-8, accounts receivable relating to NSS-8 and any bank accounts into which payments pursuant to such accounts receivable are paid so long as no other accounts receivable are paid into such bank accounts.

“Commitment Fee Adjustment Period” shall mean (i) the period, if any, which shall commence on the date of delivery of a certificate of a Financial Officer of Holdings to the Administrative Agent setting forth computations in reasonable detail satisfactory to the Administrative Agent demonstrating the Total Leverage Ratio as of the end of the most recently ended fiscal quarter and determined on a pro forma basis giving effect to the transactions contemplated by Section I of the First Amendment and which shall end on the earlier of, (x) the date of actual delivery of the next officer’s certificate pursuant to Section 5.04(c) (and related financial statements), (y) the latest date on which such next officer’s certificate (and related financial statements) is required to be so delivered and (z) the date, if any, upon which the certificate first referred to in clause (ii) of this definition is delivered to the Administrative Agent, (ii) the period, if any, which shall commence on the date of delivery of a certificate of a Financial Officer of Holdings to the Administrative Agent setting forth computations in reasonable detail satisfactory to the Administrative Agent demonstrating the Total Leverage Ratio as of the end of the most recently ended fiscal quarter and determined on a pro forma basis giving effect to the transactions contemplated by Section II of the First Amendment and which shall end on the earlier of the date of actual delivery of the next officer’s certificate pursuant to Section 5.04(c) (and related financial statements) and the latest date on which such next officer’s certificate (and related financial statements) is required to be so delivered and (iii) each other period which shall commence on the date upon which the respective officer’s certificate is delivered pursuant to Section 5.04(c) (together with the related financial statements pursuant to Section 5.04(a) or (b), as the case may be) and which shall end on the earlier of (x) the date of actual delivery of the next officer’s certificate pursuant to Section 5.04(c) (and related financial statements), (y) the latest date on which such next officer’s certificate (and related financial statements) is required to be so delivered and (z) if occurring after the date of commencement of such period, the date, if any, upon which certificate first referred to in clause (ii) of this definition is delivered to the Administrative Agent.

“Commitment Fee Rate” shall mean, for any Commitment Fee Adjustment Period, from and after any Start Date to and including the corresponding End Date, the respective percentage per annum set forth below opposite the respective Level (i.e., Level 1, Level 2, Level 3 or Level 4, as the case may be), (x) indicated to have been achieved on the applicable Test Date for such Start Date (as shown in the respective officer’s certificate delivered pursuant to Section 5.04(c)), (y) indicated to have been achieved on a pro forma basis (as shown in a certificate of a Financial Officer of Holdings delivered to the Administrative Agent setting forth computations in reasonable detail satisfactory to the Administrative Agent demonstrating the Total Leverage Ratio as of the end of the most recently ended fiscal quarter and determined on a pro forma basis giving effect to the transactions contemplated by Section I of the First Amendment) or (z) indicated to have been achieved on a pro forma basis (as shown in a certificate of a Financial Officer of Holdings delivered to the Administrative Agent setting forth computations in reasonable detail satisfactory to the Administrative Agent demonstrating the Total Leverage Ratio as of the end of the most recently ended fiscal quarter and determined on a pro forma basis giving effect to the transactions contemplated by Section II of the First Amendment), as the case may be:

	Level 1:	Level 2:	Level 3:	Level 4:
Total Leverage Ratio	less than or equal to 3.00:1.00	greater than 3.00:1.00 and less than or equal to 4.00:1.00	greater than 4.00:1.00 and less than or equal to 5.40:1.00	greater than 5.40:1.00
Commitment Fee Rate	0.375%	0.375%	0.50%	0.50%

Notwithstanding the foregoing, (i) if Parent fails to deliver the financial statements required to be delivered pursuant to Section 5.04(a) or (b) (accompanied by the officer’s certificate required to be delivered pursuant to Section 5.04(c) showing the applicable Total Leverage Ratio on the relevant Test Date) on or prior to the respective date required by such Sections, then the Level 4 rate shall apply from the day following the most recent End Date until such time, if any, as the financial statements required as set forth above and the accompanying officer’s certificate have been delivered showing the rate for the respective Commitment Fee Adjustment Period is at a level below Level 4 (it being understood that, in the case of any late delivery of the financial statements and officer’s certificate as so required, any reduction in the Commitment Fee Rate shall apply only from and after the date of the delivery of the complying financial statements and officer’s certificate); and (ii) the Level 4 rate shall apply for the period from the Closing Date to the First Amendment Effective Date.

“First Amendment” shall mean the First Amendment to this Agreement, dated as of February 22, 2005.

“First Amendment Effective Date” shall have the meaning provided in the First Amendment.

“Incremental Revolving Commitment Request Requirements” shall mean, with respect to any request for an Incremental Revolving Facility Commitment made pursuant to Section 2.23, the satisfaction of each of the following conditions on the date of such request: (x) no Default or Event of Default then exists or would result therefrom (for purposes of such determination, assuming the relevant Loans in an aggregate principal amount equal to the full amount of Incremental Revolving Facility Commitments then requested had been incurred, and the proposed investment (if any) to be financed with the proceeds of such Loans had been consummated, on such date of request) and all of the representations and warranties contained herein and in the other Loan Documents are true and correct in all material respects at such time (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and (y) Parent shall be in compliance with the Financial Performance Covenants for the Test Period most recently ended prior to the date of the request for Incremental Revolving Facility Commitments on a Pro Forma Basis, as if the relevant Loans to be made pursuant to such Incremental Revolving Facility Commitments (assuming the full utilization thereof) had been incurred, and the proposed investment (if any) to be financed with the proceeds of such Revolving Facility Loans (as well as other investments or Permitted Business Acquisitions theretofore consummated after the first day of such Test Period) had occurred, on the first day of such Test Period.

“Incremental Revolving Facility Commitment Agreement” shall mean an Incremental Revolving Facility Commitment Agreement substantially in the form of Exhibit M (appropriately completed), with such revisions reasonably approved by the Administrative Agent, executed in accordance with Section 2.23.

“Incremental Revolving Facility Commitments” shall mean, for any Lender, any commitment by such Lender to make Revolving Facility Loans as agreed to by such Lender in the Incremental Revolving Facility Commitment Agreement delivered pursuant to Section 2.23; it being understood, however, that on each date upon which an Incremental Revolving Facility Commitment of any Lender becomes effective, such Incremental Revolving Facility Commitment of such Lender shall be added to (and thereafter become a part of) the Revolving

Facility Commitment of such Lender for all purposes of this Agreement as contemplated by Section 2.23.

“Incremental Revolving Facility Lender” shall have the meaning given such term in Section 2.23(b).

“NSS Newco” shall mean a Subsidiary of Parent capitalized initially with NSS-8 Asset Sale Proceeds and cash on hand of Parent in an aggregate amount not to exceed $100,000,000.

“NSS-8 Contract” shall mean the amended and restated NSS-8 Spacecraft and Associated Equipment and Services Contract (Number NSS-20-03-01) to be dated on or around February 22, 2005.

13.                                 Notwithstanding anything to the contrary contained in Sections 2.10 or 2.11 of the Credit Agreement, in the definition of “Required NSS-8 Proceeds Percentage” or elsewhere in the Credit Agreement, Holdings, Parent and the Lenders hereby agree that NSS-8 Asset Sale Proceeds received by Holdings, Parent and/or their Subsidiaries shall be used to prepay outstanding Term Loans on the First Amendment Effective Date to the extent necessary to reduce Consolidated Debt to $660,000,000, with such prepayment being applied (i) first, to reduce scheduled amortization payments pursuant to Section 2.10(a) of the Credit Agreement on Installment Dates occurring within the 36-month period after the First Amendment Effective Date and (ii) second to reduce on a pro rata basis (based on the amount of such amortization payments) the remaining scheduled amortization payments in respect of the Term Loans.

14.                                 Section 2.12 of the Credit Agreement is hereby amended by deleting the phrase “at a rate equal to 0.50% per annum” in the first sentence thereof and inserting in lieu thereof the phrase “at a rate per annum equal to the Commitment Fee Rate in effect on such day”.

15.                                 Article II of the Credit Agreement is hereby amended by adding the following new Section 2.23 at the end of such Article:

“SECTION 2.23 Incremental Revolving Facility Commitments.  (a) So long as the Incremental Revolving Commitment Request Requirements are satisfied at the time of the delivery of the request referred to below, Parent shall have the right, in consultation and coordination with the Administrative Agent as to all of the matters set forth below in this Section 2.23, but without requiring the consent of any of the Lenders, to request at any time and from time to time after the Closing Date and prior to the date which is 12 months prior to the Revolving Facility Maturity Date, that one or more Lenders (and/or one or more other persons which will become Lenders as provided below) provide Incremental Revolving Facility Commitments and, subject to the applicable terms and conditions contained in this Agreement, make Revolving Facility Loans pursuant thereto to the Revolving Borrowers; it being understood and agreed, however, that (i) no Lender shall be obligated to provide an Incremental Revolving Facility Commitment as a result of any such request by Parent, and until such time, if any, as such Lender has agreed in its sole discretion to provide an Incremental Revolving Facility Commitment and executed and delivered to the Administrative Agent an Incremental Revolving Facility Commitment Agreement in respect thereof as provided in clause (b) of this Section 2.23, such Lender shall not be obligated to fund any Revolving Facility Loans in excess of its Revolving Facility Commitment as in effect prior to giving effect to such Incremental Revolving Facility Commitment provided pursuant to this Section 2.23, (ii) any Lender (including any person who will become a Lender) may so provide an Incremental Revolving Facility Commitment without the consent of any other Lender, (iii) the provision of Incremental Revolving Facility Commitments pursuant to this Section 2.23 shall be in a minimum aggregate amount (for all Lenders (including any person who will become a Lender)) of at least $10,000,000 and in integral multiples of $1,000,000 in excess thereof, (iv) the aggregate amount of all Incremental Revolving Facility Commitments provided pursuant to this Section 2.23 shall not exceed $50,000,000, (v) all Revolving Facility Loans provided pursuant to an Incremental Revolving Facility Commitment (and all interest, fees and other amounts payable thereon) shall be Obligations under this Agreement and the other applicable Loan Documents and shall be guaranteed and secured by the relevant Security Documents on a pari passu basis with all other Obligations guaranteed and/or secured by each such Security Document and (vi) all actions taken by Parent pursuant to this Section 2.23 shall be done in coordination with the Administrative Agent.

(b)                                 At the time of the provision of Incremental Revolving Facility Commitments pursuant to this Section 2.23, Parent, the Administrative Agent and each such Lender or other person which agrees to provide an Incremental Revolving Facility Commitment (each, an “Incremental Revolving Facility Lender”) shall execute and deliver to the Administrative Agent an Incremental Revolving Facility Commitment Agreement, with the effectiveness of such Incremental Revolving Facility Lender’s Incremental Revolving Facility Commitment to occur on the date set forth in such Incremental Revolving Facility Commitment Agreement, which date in any event shall be no earlier than the date on which (v) all fees (if any) required to be paid in connection therewith at the time of such effectiveness shall have been paid, (w) the Administrative Agent shall have received evidence reasonably satisfactory to it that the additional Obligations to be incurred pursuant to the Incremental Revolving Facility Commitment shall constitute “Designated Senior Indebtedness” under the Senior Subordinated Note Indenture or any indenture governing any Permitted Senior Subordinated Debt Securities, (x) the Administrative Agent shall have received evidence reasonably satisfactory to it that the additional Obligations to be incurred pursuant to the Incremental Revolving Facility Commitments are permitted by the terms of the outstanding Indebtedness of Holdings, Parent and their respective Subsidiaries including, without limitation, the Senior Note Documents and the Senior Subordinated Note Documents, (y) all Incremental Revolving Commitment Request Requirements are satisfied and (z) all other conditions set forth in this Section 2.23 shall have been satisfied.  The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Revolving Facility Commitment Agreement, and at such time, (i) the total Revolving Credit Commitment under, and for all purposes of, this Agreement shall be increased by the aggregate amount of such Incremental Revolving Facility Commitments and (ii) Schedule 2.01 shall be deemed modified to reflect the revised Revolving Facility Commitments of the affected Lenders.

(c)                                  At the time of any provision of Incremental Revolving Facility Commitments pursuant to this Section 2.23, Parent shall, in coordination with the Administrative Agent, (x) repay outstanding Revolving Facility Loans of certain of the Revolving Facility Lenders, and incur additional Revolving Facility Loans from certain other

Revolving Facility Lenders (including the Incremental Revolving Facility Lenders) and/or (y) take such other actions as may be reasonably required by the Administrative Agent, in each case to the extent necessary so that all of the Revolving Facility Lenders participate in each outstanding Borrowing of Revolving Facility Loans pro rata on the basis of their respective Revolving Facility Commitments (after giving effect to any increase in the aggregate Revolving Credit Commitment pursuant to this Section 2.23) and with Parent being obligated to pay to the respective Revolving Facility Lenders any costs of the type referred to in Section 2.16 in connection with any such repayment (in accordance with the terms and procedures set forth in the relevant provisions of this Agreement covering such costs).  To the extent the provisions of this clause (c) require that Lenders make new Revolving Facility Loans which are added to (and deemed to form a part of) the then outstanding Borrowings of Revolving Loans maintained as Eurocurrency Loans, it is acknowledged that the effect thereof may result in such new Revolving Facility Loans having short Interest Periods (i.e., an Interest Period that began during an Interest Period then applicable to outstanding Eurocurrency Loans and which will end on the last day of such Interest Period).  In connection therewith, Parent may agree, in the respective Incremental Revolving Facility Commitment Agreement, to compensate the Lenders making the new Revolving Facility Loans for funding Eurocurrency Loans during an existing Interest Period on such basis as may be agreed by Parent and the respective Lender or Lenders.”.

16.                                 Section 5.10(g) of the Credit Agreement is hereby amended by (i) deleting the word “or” appearing at the end of clause (ii) of said Section and inserting a comma in lieu thereof and (ii) inserting the following text at the end of said Section:

“or (iv) any assets subject to a Boeing Lien”.

17.                                 Section 5.14 of the Credit Agreement is hereby amended by inserting the text “(other than NSS-8 at any time when any Boeing Lien is in effect)” in each of the following places: (1) immediately following the text “monitoring services for any Satellite” in clause (a)(i) of said Section; (2) immediately following the text “yet to be launched” in clause (ii) of said Section; (3) immediately following the text “control and monitoring of any Satellite” in clause (iii) of said Section; (4) immediately following the text “monitoring services for any Satellite” in paragraph (b) of said Section; and (5) immediately following the text “control and monitoring of each Satellite” in paragraph (b) of said Section.

18.                                 Section 6.02 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (v) of said Section, (ii) deleting the period appearing at the end of clause (w) of said Section and inserting the text “; and” in lieu thereof and (iii) inserting the following new clause (x) at the end of said Section:

“(x)                             Boeing Liens.”.

19.                                 Section 6.04 of the Credit Agreement is hereby amended by (i) deleting the word “and” from the end of paragraph (u) thereof, (ii) deleting the period at the end of paragraph (v) thereof and replacing it with the text “; and” and (iii) inserting the following new paragraph (w) following paragraph (v) thereof:

“(w)                         Investments by Parent in NSS Newco with NSS-8 Asset Sale Proceeds and cash-on-hand of Parent in an aggregate amount not to exceed $100,000,000, and intercompany loans from NSS Newco to any Parent Company with the proceeds of such Investments by Parent.”

20.                                 Section 6.06 of the Credit Agreement is hereby amended by (i) deleting the text of paragraph (f) of said Section in its entirety and inserting the following new text in lieu thereof:

“(f)                              so long as no Event of Default exists at the time of any such dividend or distribution or would exist immediately after giving effect thereto, at any time and from time to time on or following the First Amendment Effective Date, Parent may pay one or more cash dividends or other cash distributions to Holdings and Holdings may in turn pay one or more cash dividends or other cash distributions in a like amount with NSS-8 Asset Sale Proceeds and cash-on-hand of the Parent in an aggregate amount (when added to the aggregate amount of any Investments made pursuant to Section 6.04(w)) not to exceed $100,000,000;”;

and (ii) deleting the text “10.0 million” in paragraph (h) of said Section and inserting the text “$20.0 million” in lieu thereof.

21.                                 Section 6.09(b)(i) of the Credit Agreement is hereby amended by inserting the following proviso at the end of said Section:

“; provided, however, that, in the event that Parent or Holdings elects not to apply the $100,000,000 referred to in Section 6.06(f) in full towards making dividends or distributions and/or pursuant to Section 6.04(w), Parent or Holdings, as the case may be, may use such remaining amount at any time and from time to time on or following the First Amendment Effective Date to prepay the Investor Financing or the Parent Investor Financing, as the case may be.

22.                                 Section 6.09(c) of the Credit Agreement is hereby amended by (i) deleting the word “or” from the end of clause (J) thereof, (ii) replacing the period at the end of clause (K) thereof with a semi-colon and (iii) inserting the following new clause (L) at the end of said Section:

“(L)                           any restrictions imposed by the NSS-8 Contract.”

23.                                 Section 6.10(d) of the Credit Agreement is hereby amended by deleting the text commencing “if Parent exercises the NSS-8 Proceeds Reinvestment Option” and ending “within the time period set forth in the definition of the NSS-8 Proceeds Reinvestment Option” in its entirety and inserting in lieu thereof the following text:

“Holdings and the Subsidiaries may make additional Capital Expenditures at any time in respect of the NSS-8 Contract in an amount not to exceed the amount of the NSS-8 Asset Sale Proceeds”.

24.                                 Schedule 2.01 to the Credit Agreement is hereby restated in its entirety in the form of Schedule 2.01 attached hereto.

25.                                 The Credit Agreement is hereby further amended by adding an Exhibit M thereto in the form of Exhibit M to this Amendment.

II.                                     Amendments and Consents Relating to the Parent Company IPO.

1.                                       The definition of “Available Investment Basket Amount” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting therefrom the text “the aggregate amount of Capital Expenditures made after the Closing Date and on or prior to such date pursuant to Section 6.10(c)” and inserting in lieu thereof the text “any amounts thereof used to prepay, repurchase or redeem the Senior Notes, any Permitted Senior Debt Securities, the Senior Subordinated Notes or any Permitted Senior Subordinated Debt Securities pursuant to the fourth proviso to Section 6.09(b)(i)”.

2.                                       The definition of “Commitments” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting therefrom the text “and Term Loan Commitment” and inserting in lieu thereof the text “, Term Loan Commitment and Incremental Term Loan Commitment, if applicable”.

3.                                       The definition of “Excess Cash Flow” appearing in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting from sub-clause (x) of clause (i) of the first paragraph (d) thereof the text “pursuant to Section 6.10(a) or (b), as applicable,” and inserting in lieu thereof the text “from internally generated funds”, (ii) deleting from the first paragraph (d) thereof the text commencing with the words “, and (ii) the aggregate amount” and ending with the words “during the period referred to in clause (x) above”, (iii) inserting at the beginning of the first paragraph (h) thereof the text “(i)” and (iv) inserting at the end of the first paragraph (h) thereof, immediately before the comma, the following text:

“(ii) permitted payments of the Investor Financing and the Parent Investor Financing paid in cash by Holdings and/or Parent during such Excess Cash Flow Period in accordance with the third proviso of Section 6.09(b)(i) and (iii) payments of interest in respect of any Indebtedness permitted pursuant to Section 6.01(w) paid in cash by Holdings or any Subsidiary during such Excess Cash Flow Period.”.

4.                                       The definition of “Excluded Equity Issuances” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting, immediately before the word “Blackstone”, the text “any Parent Company,”.

5.                                       The definition of “Loans” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting, immediately following the text “the Term Loans”, the text “, Incremental Term Loans of any Series,”.

6.                                       The definition of “Required Percentage” appearing in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

“Required Percentage” shall mean, with respect to an Excess Cash Flow Period, 75%; provided, that if at the time of any prepayment required by Section 2.11(d) in respect of such Excess Cash Flow Period (a) (i) the Total Leverage Ratio as of the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.04(a) or (b) (together with the corresponding officer’s certificate pursuant to Section 5.04(c))

is less than or equal to 5.40:1.00 but greater than 4.80:1.00 and (ii) no Event of Default has occurred and is continuing, such percentage shall be 50%, (b) (i) the Total Leverage Ratio as of the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.04(a) or (b) (together with the corresponding officer’s certificate pursuant to Section 5.04(c)) is less than or equal to 4.80:1.00 but greater than 4.00 and (ii) no Event of Default has occurred and is continuing, such percentage shall be 25% and (c) (i) the Total Leverage Ratio as of the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.04(a) or (b) (together with the corresponding officer’s certificate pursuant to Section 5.04(c)) is less than or equal to 4.00:1.00 and (ii) no Event of Default has occurred and is continuing, such percentage shall be 0%.

7.                                       Section 1.01 of the Credit Agreement is hereby amended by inserting in the appropriate alphabetical order the following new definitions:

“Cumulative Retained Dividend Amount” shall mean, at any date, the cumulative amount by which the aggregate amount of dividends and distributions made pursuant to Section 6.06(i) and the aggregate amount of payments or prepayments made pursuant to the third proviso to Section 6.09(b)(i) is less than the maximum amounts permitted to be paid pursuant to such Sections for all fiscal years of Parent beginning with fiscal year 2005.

“Incremental Term Loan Commitment Request Requirements” shall mean, with respect to any request for an Incremental Term Loan Commitment made pursuant to Section 2.24, the satisfaction of each of the following conditions on the date of such request: (x) no Default or Event of Default then exists or would result therefrom or from the making of Incremental Term Loans thereunder (for purposes of such determination, assuming the proposed investment (if any) to be financed with the proceeds of such Incremental Term Loans had been consummated on such date of request) and all of the representations and warranties contained herein and in the other Loan Documents are true and correct in all material respects at such time (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and (y) Parent shall be in compliance with the Financial Performance Covenants for the Test Period most recently ended prior to the date of the request for Incremental Term Loan Commitments on a Pro Forma Basis, as if the relevant Incremental Term Loans to be made pursuant to such Incremental Term Loan Commitments (assuming the full utilization thereof) had been incurred and the proposed investment (if any) to be financed with the proceeds of such Incremental Term Loans (as well as other investments or Permitted Business Acquisitions theretofore consummated after the first day of such Test Period) had occurred, on the first day of such Test Period.

“Incremental Term Loan Agreement” shall mean an Incremental Term Loan Agreement substantially in the form of Exhibit N (appropriately completed), with such revisions reasonably approved by the Administrative Agent, executed in accordance with Section 2.24.

“Incremental Term Loan Commitments” shall mean, for any Lender, any commitment by such Lender to make Incremental Term Loans as agreed to by such Lender in the Incremental Term Loan Agreement delivered pursuant to Section 2.24.

“Incremental Term Loan Date” shall have the meaning given such term in Section 2.24(b).

“Incremental Term Loans” shall have the meaning given such term in Section 2.24(a).

“Incremental Term Loan Lender” shall have the meaning given such term in Section 2.24(b).

“IPO Related Conditions” shall have the meaning provided in the First Amendment.

“IPO Proceeds Loans” shall mean any loans made with the direct or indirect proceeds of the Parent Company IPO, so long as the terms and conditions of such loans (including without limitation, the subordination provisions thereof) are no less favorable to the Lenders than the terms and conditions of the Investor Finance Documents or otherwise reasonably satisfactory to the Administrative Agent.

“Parent Company IPO” shall have the meaning provided in the First Amendment.

“Series” shall have the meaning provided in Section 2.24(a).

8.                                       Sections 2.10(a), (b) and (c) of the Credit Agreement are hereby deleted in their entirety and the following text is inserted in lieu thereof:

“SECTION 2.10 Repayment of Loans.  (a)  Parent shall repay Term Loans (to the extent not previously paid) on the Term Loan Maturity Date in an amount equal to the remaining principal amount of the Term Loans.

(b)                                 [Intentionally deleted].

(c)                                  Prepayment from Net Proceeds of the types described in the definition of Net Proceeds and Excess Cash Flow pursuant to Section 2.11(d) shall be made with respect to the Term Loans and shall be applied to reduce the outstanding principal amount of the Term Loans.  To the extent the amount of any required prepayment of Term Loans pursuant to Section 2.11(c) or 2.11(d) exceeds the aggregate principal amount of Term Loans then outstanding, such excess (which may be the entire amount of such required prepayment if no Term Loans were outstanding immediately prior to such required prepayment) shall be retained by Parent (and applied as it elects, consistent with the terms of this Agreement).”.

9.                                       Section 2.11(a) is herby amended by deleting the proviso appearing in said Section in its entirety.

10.                                 Section 2.11(c) is hereby amended deleting the text of said Section in its entirety and inserting the following text in lieu thereof:

“(c)                            Holdings and Parent shall apply all Net Proceeds promptly upon receipt thereof to prepay Term Loan Borrowings and/or Revolving Facility Borrowings in accordance with paragraph (c) of Section 2.10.”.

11.                                 Article II of the Credit Agreement is hereby amended by adding the following new Section 2.24 at the end of such Article:

“SECTION 2.24 Incremental Term Loan Commitments.  (a) So long as the Incremental Term Loan Commitment Request Requirements are satisfied at the time of the delivery of the request referred to below, Parent shall have the right, in consultation and coordination with the Administrative Agent as to all of the matters set forth below in this Section 2.24, but without requiring the consent of any of the Lenders, to request at any time and from time to time after the Closing Date and prior to the date which is 12 months prior to the Term Loan Maturity Date, that one or more Lenders (and/or one or more other persons which will become Lenders as provided below) provide Incremental Term Loan Commitments and, subject to the applicable terms and conditions contained in this Agreement, make Loans pursuant thereto to Parent (any such Loans, “Incremental Term Loans”); it being understood and agreed, however, that (i) no Lender shall be obligated to provide an Incremental Term Loan Commitment as a result of any such request by Parent, and until such time, if any, as such Lender has agreed in its sole discretion to provide an Incremental Term Loan Commitment and executed and delivered to the Administrative Agent an Incremental Term Loan Agreement in respect thereof as provided in clause (b) of this Section 2.24, such Lender shall not be obligated to fund any Incremental Term Loans, (ii) any Lender (including any person who will become a Lender) may so provide an Incremental Term Loan Commitment without the consent of any other Lender, (iii) the provision of Incremental Term Loan Commitments pursuant to this Section 2.24 shall be in a minimum aggregate amount (for all Lenders (including any person who will become a Lender)) of at least $10,000,000 and in integral multiples of $1,000,000 in excess thereof, (iv) the aggregate amount of all Incremental Term Loan Commitments provided pursuant to this Section 2.24 shall not exceed $150,000,000, (v) all Incremental Term Loans provided pursuant to an Incremental Term Loan Commitment (and all interest, fees and other amounts payable thereon) shall be Obligations under this Agreement and the other applicable Loan Documents and shall be guaranteed and secured by the relevant Security Documents on a pari passu basis with all other Obligations guaranteed and/or secured by each such Security Document and (vi) all actions taken by Parent pursuant to this Section 2.24 shall be done in coordination with the Administrative Agent.  Any Incremental Term Loans made on a single Incremental Term Loan Date (as defined below) shall be designated a separate series (a “Series”) of Incremental Term Loans for all purposes of this Agreement.

(b)                                 At the time of the provision of Incremental Term Loan Commitments pursuant to this Section 2.24, Parent, the Administrative Agent and each such Lender or other person which agrees to provide an Incremental Term Loan Commitment (each, an “Incremental Term Loan Lender”) shall execute and deliver to the Administrative Agent an Incremental Term Loan Agreement, with the effectiveness of such Incremental Term Loan Lender’s Incremental Term Loan Commitment to occur on the date set forth in such

Incremental Term Loan Agreement (the “Incremental Term Loan Date”), which date in any event shall be no earlier than the date on which, (v) all fees (if any) required to be paid in connection therewith at the time of such effectiveness shall have been paid, (w) the Administrative Agent shall have received evidence reasonably satisfactory to it that the additional Obligations to be incurred pursuant to the Incremental Term Loan Commitment shall constitute “Designated Senior Indebtedness” under the Senior Subordinated Note Indenture or any indenture governing any Permitted Senior Subordinated Debt Securities, (x) the Administrative Agent shall have received evidence reasonably satisfactory to it that the additional Obligations to be incurred pursuant to the Incremental Term Loan Commitments are permitted by the terms of the outstanding Indebtedness of Holdings, Parent and their respective Subsidiaries including, without limitation, the Senior Note Documents and the Senior Subordinated Note Documents, (y) all Incremental Term Loan Commitment Requirements are satisfied and (z) all other conditions set forth in this Section 2.24 shall have been satisfied.  The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Term Loan Agreement, and at such time Schedule 2.01 shall be deemed modified to reflect the amount of each Incremental Term Loan Commitment.

(c)                                  On any Incremental Term Loan Date on which any Incremental Term Loan Commitments of any Series are effective, each Incremental Term Loan Lender of any Series shall make an Incremental Term Loan to Parent in an amount equal to its Incremental Term Loan Commitment of such Series.  The terms and provisions of Incremental Term Loans of any Series shall be, except as otherwise set forth herein or in the Incremental Term Loan Agreement, identical to the Term Loans (including, without limitation, as to any mandatory prepayments); provided, however, that (i) the applicable Incremental Term Loan Maturity Date of each Series will be no shorter than the final maturity of the Term Loans and (ii) the rate of interest applicable to the Incremental Term Loans of any Series shall be determined by Parent and the applicable Incremental Term Loan Lenders and shall be set forth in each applicable Incremental Term Loan Agreement.  Each Incremental Term Loan Agreement may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 2.24.”.

12.                                 Section 5.12 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting in lieu thereof the text “[Intentionally deleted]”.

13.                                 Section 6.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” from the end of paragraph (u) thereof, (ii) deleting the period at the end of paragraph (v) thereof and replacing it with the text “; and”, (iii) inserting the following new paragraph (w) following paragraph (v) thereof:

“(w)                         Indebtedness of Holdings or any Subsidiary resulting from any IPO Proceeds Loans.”

and (iv) deleting from the final sentence therof the text “and (m)” and inserting the text “, (m) and (w)” in lieu of such text.

14.                                 Section 6.04 of the Credit Agreement is hereby amended by (i) deleting the word “and” from the end of paragraph (v) thereof, (ii) deleting the period at the end of paragraph (w) thereof and replacing it with the text “; and”, (iii) inserting the following new paragraphs (x) and (y) following paragraph (w) thereof:

“(x)                             IPO Proceeds Loans; and

(y)                             loans to any Affiliate (other than Holdings or any Subsidiary); provided, that (1) no Default or Event of Default exists at the time of any such loan or would exist immediately after giving effect thereto, (2) the aggregate amount of (A) loans made pursuant to this paragraph (y), (B) dividends and other distributions made pursuant to Section 6.06(i), (C) payments or prepayments made pursuant to the third proviso to Section 6.09(b)(i), (D) payments or prepayments of principal and interest made pursuant to Section 6.09(b)(iii) and (E) payments of cash interest pursuant to Section 6.16 shall not exceed (1) $65.0 million for the 2005 fiscal year of Parent and (2) for each successive fiscal year thereafter, an amount equal to 1.05% of the amount permitted to be paid in the immediately preceding fiscal year of Parent pursuant to this paragraph (y) and the provisions referred to in subclauses (B), (C), (D) and (E) of this paragraph (y) and (3) the Total Leverage Ratio as of the last day of the most recently ended fiscal quarter is less than or equal to 4.80:1.00 at the time such loans shall be made pursuant to this paragraph (y).”.

15.                                 Section 6.06 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (g) of said Section, (ii) deleting the period appearing at the end of clause (h) of said Section and inserting a semi-colon in lieu thereof and (iii) inserting the following new clauses (i) and (j) at the end of said Section:

“(i)                               Parent may declare and pay dividends or make other distributions to Holdings, and Holdings may in turn declare and pay dividends or make other distributions in a like amount, provided that (x) no Default or Event of Default exists at the time of any such dividend or distribution or would exist immediately after giving effect thereto, (y) the aggregate amount of (A) dividends and other distributions made pursuant to this paragraph (i) plus (B) payments or prepayments made pursuant to the third proviso to Section 6.09(b)(i) plus (C) payments or prepayments of principal and interest made pursuant to Section 6.09(b)(iii) plus (D) loans made pursuant to Section 6.04(y) plus (E) payments of cash interest pursuant to Section 6.16 shall not exceed (1) $65.0 million for the 2005 fiscal year of Parent and (2) for each successive fiscal year thereafter, an amount equal to 1.05% of the amount permitted to be paid in the immediately preceding fiscal year of Parent pursuant to this paragraph (i) and the provisions referred to in subclauses (B), (C), (D) ad (E) of this paragraph (i) and (z) the Total Leverage Ratio as of the last day of the most recently ended fiscal quarter is less than or equal to 4.80:1.00 at the time such dividends shall be paid or other distributions made pursuant to this paragraph (i); and

(j)                                     Parent and Holdings may each declare and pay dividends or make other distributions with any proceeds of the Parent Company IPO indirectly received by either of them which are not required to be applied to reduce Consolidated Debt in order to fulfill the IPO Related Conditions.”

16.                                 Notwithstanding anything to the contrary contained in the Credit Agreement, Holdings, Parent and the Lenders hereby agree that upon the consummation of the Parent Company IPO, New Skies Satellites Holdings, Ltd. shall, directly or indirectly, contribute or loan net proceeds from the Parent Company IPO to Parent in order to enable Parent to reduce Consolidated Debt to $515,000,000 through the repayment of outstanding Borrowings of Term Loans in accordance with Section 2.10(e) of the Credit Agreement.

17.                                 Section 6.07 of the Credit Agreement is hereby amended by (i) inserting in clause (A) of the proviso to paragraph (a) thereof, immediately after the text “monitoring and management”, the text “or termination”, (ii) inserting at the end of clause (b)(vii) thereof the text “and payments and prepayments permitted under Section 6.09(b)(i), 6.09(b)(iii) and 6.16 and loans made pursuant to Section 6.04(w), (x) and (y)” and (iii) inserting the following proviso at the end of paragraph (c) thereof:

“; provided, that Parent may pay a termination fee to Blackstone with the proceeds of the Parent Company IPO in an amount not to exceed $7,000,000.”

18.                                 Section 6.08(b) is hereby amended by (i) deleting the text “and” from the end of clause (viii) of said Section and inserting a comma in lieu thereof and (ii) inserting, immediately following the text “HC Activities,” the following new clause (x):

“and (x) the making of payments, loans, dividends and distributions permitted pursuant to Section 6.04(y), Section 6.06(i), Section 6.06(j), the third proviso to Section 6.09(b)(i), Section 6.09(b)(iii) and Section 6.16”.

19.                                 Section 6.09(b) of the Credit Agreement is hereby amended by (i) inserting the following provisos at the end of Section 6.09(b)(i):

“; provided, further, however, that Holdings and Parent may each prepay the Investor Financing and the Parent Investor Financing, as the case may be, with any proceeds of the Parent Company IPO indirectly received by either of them which are not required to be applied to reduce Consolidated Debt in order to fulfill the IPO Related Conditions; provided, further, however, that Holdings and Parent may each prepay the Investor Financing and the Parent Investor Financing, as the case may be, so long as (x) no Default or Event of Default exists at the time of any such prepayment or would exist immediately after giving effect thereto, (y) the aggregate amount of (A) prepayments made pursuant to this proviso plus (B) dividends and other distributions made pursuant to Section 6.06(i) plus (C) payments and prepayments of principal and interest made pursuant to Section 6.09(b)(iii) plus (D) loans made pursuant to Section 6.04(y) plus (E) payments of cash interest pursuant to Section 6.16 shall not exceed (1) $65.0 million for the 2005 fiscal year of Parent and (2) for each successive fiscal year thereafter, an amount equal to 1.05% of the amount permitted to be paid in the immediately preceding fiscal year of Parent pursuant to this proviso and the provisions referred to in subclauses (B), (C), (D) and (E) of this proviso and (z) the Total Leverage Ratio as of the last day of the most recently ended fiscal quarter is less than or equal to 4.80:1.00 at the time such prepayments shall be made pursuant to this proviso; and provided, further, however, that Parent may prepay, repurchase or redeem the Senior Notes, any Permitted Senior Debt Securities, the Senior Subordinated Notes or any Permitted Senior Subordinated Debt

Securities so long as (x) no Default or Event of Default exists at the time of any such prepayment, repurchase or redemption or would exist immediately after giving effect thereto, (y) the amount of any such prepayment, repurchase or redemption shall not exceed the sum of the Available Investment Basket Amount at the time of such prepayment, repurchase or redemption plus the Cumulative Retained Dividend Amount at such time and (z) the Total Leverage Ratio as of the last day of the most recently ended fiscal quarter is less than or equal to 4.80:1.00 at the time of any such prepayment, repurchase or redemption.”

and (ii) deleting the period at the end of Section 6.09(b)(ii) and inserting in lieu thereof the text “; and” and (iii) inserting at the end of Section 6.09(b) the following new paragraph (iii):

“(iii)                         Make any voluntary or optional payment or prepayment of principal or pay any interest in cash with respect to any IPO Proceeds Loan made to Holdings or any Subsidiary unless (1) no Default or Event of Default exists at the time of any such payment or prepayment or would exist immediately after giving effect thereto, (2) the aggregate amount of (A) payments and prepayments of principal and interest made pursuant to this paragraph (iii), (B) dividends and other distributions made pursuant to Section 6.06(i), (C) payments or prepayments made pursuant to the third proviso to Section 6.09(b)(i), (D) loans made pursuant to Section 6.04(y) and (E) payments of cash interest pursuant to Section 6.16 shall not exceed (1) $65.0 million for the 2005 fiscal year of Parent and (2) for each successive fiscal year thereafter, an amount equal to 1.05% of the amount permitted to be paid in the immediately preceding fiscal year of Parent pursuant to this paragraph (iii) and the provisions referred to in subclauses (B), (C), (D) and (E) of this paragraph (iii) and (3) the Total Leverage Ratio as of the last day of the most recently ended fiscal quarter is less than or equal to 4.80:1.00 at the time such payment or prepayment shall be made pursuant to this paragraph (iii).”

20.                                 Section 6.10 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting in lieu thereof the text “[Intentionally deleted]”.

21.                                 Section 6.11 of the Credit Agreement is hereby amended by deleting the text of said Section in its entirety and inserting the following new text in lieu thereof:

“SECTION 6.11  Interest Coverage Ratio.  Permit the ratio (the “Interest Coverage Ratio”) on the last day of any fiscal quarter, for the four quarter period ended as of such day, of (a) EBITDA to (b) Cash Interest Expense to be less than 2.50:1.00; provided that to the extent any Asset Disposition or any Asset Acquisition (or any similar transaction or transactions for which a waiver or a consent of the Required Lenders pursuant to Section 6.05 has been obtained) or any incurrence or repayment of Indebtedness (excluding normal fluctuations of revolving Indebtedness incurred for working capital purposes) has occurred during the relevant Test Period, the Interest Coverage Ratio shall be determined for the respective Test Period on a Pro Forma Basis for such occurrences.”.

22.                                 Section 6.12 of the Credit Agreement is hereby amended by deleting the text of said Section in its entirety and inserting the following text in lieu thereof:

“SECTION 6.12  Total Leverage Ratio.  Permit the Total Leverage Ratio on the last day of any fiscal quarter to be in excess of 5:00:1.00.”.

23.                                 Section 6.13 of the Credit Agreement is hereby amended by deleting the text “Swap Agreements required by Section 5.12 or” from clause (a) thereof.

24.                                 Section 6.16 of the Credit Agreement is hereby amended by adding at the end of said Section, immediately prior to the period, the following text:

“unless (1) no Default or Event of Default exists at the time of any such payment or would exist immediately after giving effect thereto, (2) the aggregate amount of (A) payments of cash interest made pursuant to this Section 6.16, (B) dividends and other distributions made pursuant to Section 6.06(i), (C) payments or prepayments made pursuant to the third proviso to Section 6.09(b)(i), (D) loans made pursuant to Section 6.04(y) and (E) payments and prepayments of principal and interest made pursuant to Section 6.09(b)(iii) shall not exceed (1) $65.0 million for the 2005 fiscal year of Parent and (2) for each successive fiscal year thereafter, an amount equal to 1.05% of the amount permitted to be paid in the immediately preceding fiscal year of Parent pursuant to this Section 6.16 and the provisions referred to in subclauses (B), (C), (D) and (E) of this Section 6.16 and (3) the Total Leverage Ratio as of the last day of the most recently ended fiscal quarter is less than or equal to 4.80:1.00 at the time such payment or prepayment shall be made pursuant to this Section 6.16.”

25.                                 The Credit Agreement is hereby further amended by adding an Exhibit N thereto in the form of Exhibit N to this Amendment.

III.                                 Miscellaneous Provisions.

1.                                       In order to induce the Lenders to enter into this Amendment, Holdings and Parent hereby represent and warrant that:

(a)                                  no Default or Event of Default exists as of the First Amendment Effective Date, both before and after giving effect to this Amendment; and

(b)                                 all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on the First Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.                                       This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

3.                                       This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts shall be lodged with Holdings, Parent and the Administrative Agent.

4.                                       THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5.                                       The amendments and agreements set forth in Section I of this Amendment shall become effective on the date (the “First Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i)                                     Holdings, Parent, the Administrative Agent, the Required Lenders and each Lender providing any Replacement Term Loans shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention:  May Yip-Daniels (facsimile number 212-354-8113);

(ii)                                  there shall have been delivered to the Administrative Agent copies of resolutions of the board of directors and the shareholders of each Loan Party approving and authorizing the execution, delivery and performance of this Amendment and the Loan Documents as amended by this Amendment, certified as of the First Amendment Effective Date by the corporate secretary or an assistant secretary of such Loan Party as being in full force and effect without modification or amendment;

(iii)                               Parent shall have delivered the Initially Charged Shares (as defined in the U.K. Equitable Charge of Shares) to the Collateral Agent; and

(iv)                              Parent shall have applied (or shall, simultaneously with the effectiveness of the provisions of Section I of this Amendment, apply) NSS-8 Asset Sale Proceeds to prepay outstanding Term Loans to the extent necessary to reduce Consolidated Debt to $660,000,000.

Notwithstanding the foregoing, the modifications to the definition of “Applicable Margin” set forth in Section I, as such modifications relate to Revolving Facility Loans only, and the modifications relating to the payment of Commitment Fees, shall only become effective when the First Amendment Effective Date shall have occurred and a counterpart of this Amendment has been executed and delivered by each Revolving Facility Lender.

6.                                       The amendments and agreements set forth in Section II of this Amendment shall become effective on the date when each of the following conditions (the “IPO Related Conditions”) shall have been satisfied:

(i)                                     the First Amendment Effective Date shall have occurred;

(ii)                                  the Parent Company IPO shall have been consummated; and

(iii)                               Parent shall have reduced Consolidated Debt to no more than $515,000,000 through the repayment of outstanding Borrowings of Term Loans.

7.                                       By executing and delivering a copy hereof, each Loan Party hereby agrees that all Loans (including, without limitation, the Replacement Term Loans) shall be fully guaranteed and secured pursuant to the Security Documents.

8.                                       From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

*          *          *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

NEW SKIES HOLDING B.V.

By:	/s/ David A. Vietor
Title: Attorney-in-fact

NEW SKIES SATELLITES B.V.

By:	/s/ David A. Vietor
Title: Attorney-in-fact

DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent, as Issuing Bank and as a Lender

By:	/s/ Gregory Shefrin
Title: Director

By:	/s/ Paul O’Leary
Title: Vice President

ABN AMRO BANK N.V., as Syndication Agent and as a Lender

By:	/s/ M. Dethmers
Title: SCPM Account Manager

By:	/s/ J. Reynders
Title:Vice President

BNP PARIBAS SA, as a Co-Documentation Agent and as a Lender

By:	/s/ Philippe-Olivier Rousseau
Title: Managing Director BNP Paribas Media Telecom Finance

ING BANK N.V., as a Co-Documentation Agent and as a Lender

By:	/s/ Wim Steenbakkers
Title: Vice President

By:	/s/ T. Brouner
Title: Managing Director

CREDIT INDUSTRIEL ET COMMERCIAL, as a Lender

By:	/s/ Marcus Edward
Title: Vice President

By:	/s/ Anthony Rock
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF FEBRUARY 22, 2005, TO THE CREDIT AGREEMENT, DATED AS OF NOVEMBER 2, 2004, AMONG NEW SKIES HOLDING B.V., NEW SKIES SATELLITES B.V., THE SUBSIDIARY REVOLVING BORROWERS, THE VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT REFERRED TO ABOVE, DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT AND ABN AMRO BANK N.V., AS SYNDICATION AGENT

ACA CLO 2005-I, LIMITED

By:	/s/ John Haltmaier
Title: Managing Director ACA Management, LLC, as Advisor

WB LOAN FUNDING 1, LLC

By:	/s/ Ronald E. Schumer
Title: President

NEW ALLIANCE GLOBAL CDO

By:	/s/ Robert Bayer
Title: Vice President

AIMCO CDO SERIES 2000-A

By:	/s/ Chris Goergen
Title: Authorized Signatory

By:	/s/ Jerry D. Zinkula
Title: Authorized Signatory

AIMCO CLO SERIES 2001-A

By:	/s/ Chris Goergen
Title: Authorized Signatory

By:	/s/ Jerry D. Zinkula
Title: Authorized Signatory

CENTURION CDO 8, LIMITED
By: American Express Asset Management Group, Inc., as Collateral Manager

By:	/s/ Vincent P. Pham
Title: Director-Operations

CENTURION CDO II, LTD.
By: American Express Asset Management Group, Inc., as Collateral Manager

By:	/s/ Vincent P. Pham
Title: Director-Operations

CENTURION CDO VII, LTD.
By: American Express Asset Management Group, Inc. as Collateral Manager

By:	/s/ Vincent P. Pham
Title: Director-Operations

CENTURION CDO VI, LTD.
By: American Express Asset Management Group, Inc. as Collateral Manager

By:	/s/ Vincent P. Pham
Title: Director-Operations

AMERICAN EXPRESS CERTIFICATE COMPANY
By: American Express Asset Management Group, Inc. as Collateral Manager

By:	/s/ Yvonne E. Stevens
Title: Senior Managing Director

IDS LIFE INSURANCE COMPANY
By: American Express Asset Management Group, Inc. as Collateral Manager

By:	/s/ Yvonne E. Stevens
Title: Senior Managing Director

KZH CYPRESSTREE-1 LLC

By:	/s/ Hi Hua
Title: Authorized Agent

KZH STERLING LLC

By:	/s/ Hi Hua
Title: Authorized Agent

SEQUILS-CENTURION V, LTD.
By: American Express Asset Management Group, Inc. as Collateral Manager

By:	/s/ Vincent P. Pham
Title: Director-Operations

AMMC CDO I, LIMITED
By: American Money Management Corp., as Collateral Agent

By:	/s/ Chester M. Eng
Title: Senior Vice President

AMMC CDO II, LIMITED
By: American Money Management Corp., as Collateral Agent

By:	/s/ Chester M. Eng
Title: Senior Vice President

AMMC CLO III, LIMITED
By: American Money Management Corp., as Collateral Agent

By:	/s/ Chester M. Eng
Title: Senior Vice President

AG ALPHA CREDIT MASTER LTD.

By:	/s/ Joseph R. Wekselblatt
Title: Authorized Signatory

NORTHWOODS CAPITAL III, LIMITED
By: Angelo, Gordon & Co., L.P. as Collateral Agent

By:	/s/ John W. Fraser
Title: Managing Director

NORTHWOODS CAPITAL IV, LIMITED
By: Angelo, Gordon & Co., L.P. as Collateral Agent

By:	/s/ John W. Fraser
Title: Managing Director

BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2004-II
SEABOARD CLO 2000 LTD.
SUFFIELD CLO, LIMITED
TRYON CLO LTD. 2000-I
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Adrienne Musgnug
Title: Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By: Babson Capital Management LLC as Investment Manager

By:	/s/ Adrienne Musgnug
Title: Managing Director

LOAN FUNDING VIII LLC
By: Babson Capital Management LLC as Investment Manager

By:	/s/ Adrienne Musgnug
Title: Managing Director

BEAR STEARNS INVESTMENT PRODUCTS INC.

By:	/s/ Richard Bram Smith
Title: Senior Managing Director

BLACK DIAMOND CLO 2000-1, LTD.

By:	/s/ Alan Corkish
Title: Director

BLACKROCK GLOBAL FLOATING RATE INCOME TRUST
BLACKROCK SENIOR INCOME SERIES
MAGNETITE IV CLO, LIMITED
MAGNETITE V CLO, LIMITED

By:	/s/ Tom Colwell
Title: Authorized Signatory

RIVIERA FUNDING LLC

By:	/s/ Meredith J. Koslick
Title: Assistant Vice President

By: CALLIDUS DEBT PARTNERS CDO FUND I, LTD.
By: Its Collateral Manager, Callidus Capital Management, LLC

By:	/s/ Mavis Taintor
Title: Senior Managing Director

By: CALLIDUS DEBT PARTNERS CLO FUND II, LTD.
By: Its Collateral Manager, Callidus Capital Management, LLC

By:	/s/ Mavis Taintor
Title: Senior Managing Director

By: CALLIDUS DEBT PARTNERS CLO FUND III LTD.
By: Its Collateral Manager, Callidus Capital Management, LLC

By:	/s/ Mavis Taintor
Title: Senior Managing Director

CANYON CAPITAL CLO 2004-1, LTD.,
By Canyon Capital Advisors, LLC, a Delaware Limited Liability Company, its Collateral Manager

By:	/s/ Patrick J. Dooley
Title: Authorized Signatory

CARLYLE HIGH YIELD PARTNERS II, LTD.

By:	/s/ Linda Pace
Title: Managing Director

CARLYLE HIGH YIELD PARTNERS VI, LTD.

By:	/s/ Linda Pace
Title: Managing Director

WHITNEY CLO 1 LTD.

By:	/s/ Kevin J. Hickam
Title: Managing Director

ECL FUNDING LLC for itself or
as agent for ECL2 Funding LLC

By:	/s/ Tim Houghton
Title: Attorney-in-Fact

KALDI FUNDING LLC

By:	/s/ Meredith J. Koslick
Title: Assistant Vice President

CANADIAN IMPERIAL BANK OF COMMERCE

By:	/s/ John Dowd
Title: Authorized Signatory

By:	/s/ Milena Gagic
Title: Authorized Signatory

CITADEL HILL 2000 LTD

By:	/s/ P. Van Schaick
Title: Authorized Signatory

CITADEL HILL 2004 LTD

By:	/s/ P. Van Schaick
Title: Authorized Signatory

CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC.
By: Travelers Asset Management International Company LLC

By:	/s/ Melanie Hanlon
Title: Vice President

EAGLE MASTER FUND LTD.
By: Citigroup Alternative Investments LLC, as Investment Manager for and on behalf of Eagle Master Fund Ltd.

By:	/s/ Melanie Hanlon
Title: Vice President

JUPITER LOAN FUNDING LLC

By:	/s/ Meredith J. Koslick
Title: Assistant Vice President

WINGED FOOT FUNDING TRUST

By:	/s/ Diana M. Himes
Title: Authorized Agent

CREDIT SUISSE FIRST BOSTON INTERNATIONAL

By:	/s/ Mana de Lellis
Title: Assistant Vice President

By:	/s/ Irina Boflsova
Title: Assistant Vice President

ATRIUM III

By:	/s/ David H. Lerner
Title: Authorized Signatory

CREDIT SUISSE ASSET MANAGEMENT SYNDICATED LOAN FUND

By:	/s/ David H. Lerner
Title: Authorized Signatory

CSAM FUNDING III

By:	/s/ David H. Lerner
Title: Authorized Signatory

CSAM FUNDING IV

By:	/s/ David H. Lerner
Title: Authorized Signatory

CYPRESSTREE CLAIF FUNDING LLC

By:	/s/ Meredith J. Koslick
Title: Assistant Vice President

HEWETT’S ISLAND CLO II, LTD.
By: CypressTree Investment Management Company, Inc., as Portfolio Manager

By:	/s/ Jeffrey Megar
Title: Managing Director

ACCESS INSTITUTIONAL LOAN FUND
By: Deerfield Capital Management LLC as its Portfolio Manager

By:	/s/ Mark E. Wittnebel
Title: Senior Vice President

BRYN MAWR CLO, LTD.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Mark E. Wittnebel
Title: Senior Vice President

FOREST CREEK CLO, LTD.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Mark E. Wittnebel
Title: Senior Vice President

LONG GROVE CLO, LIMITED
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Mark E. Wittnebel
Title: Senior Vice President

ROSEMONT CLO, LTD.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Mark E. Wittnebel
Title: Senior Vice President

MUIRFIELD TRADING LLC

By:	/s/ Meredith J. Koslick
Title: Assistant Vice President

THE DRAKE LOW VOLATILITY MASTER, LTD.

By:	/s/ Chris Testa
Title: Managing Director

FEINGOLD OKEEFFE MASTER FUND LTD

By:	/s/ R. John O’Keeffe
Title: Authorized Signatory

BALLYROCK CDO I LIMITED
By: Ballyrock Investment Advisors LLC as Collateral Manager

By:	/s/ Lisa Rymut
Title: Assistant Treasurer

BALLYROCK CLO II LIMITED
By: Ballyrock Investment Advisors LLC as Collateral Manager

By:	/s/ Lisa Rymut
Title: Assistant Treasurer

Fidelity Advisors Series II:
FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND

By:	/s/ Mark Osterhold
Title: Assistant Treasurer

SRF 2000, INC.

By:	/s/ Meredith J. Koslick
Title: Assistant Vice President

FLAGSHIP CLO II
By: Flagship Capital Management, Inc.

By:	/s/ Eric S. Meyer
Title: Director

FLAGSHIP CLO III
By: Flagship Capital Management, Inc.

By:	/s/ Eric S. Meyer
Title: Director

FLAGSHIP CLO 2001-1
By: Flagship Capital Management, Inc.

By:	/s/ Eric S. Meyer
Title: Director

FORTRESS PORTFOLIO TRUST, as Lender
By: Four Corners Capital Management, LLC, as Investment Manager

By:	/s/ Steven Columbaro
Title: Vice President

SEMINOLE FUNDING LLC

By:	/s/ Meredith J. Koslick
Title: Assistant Vice President

FRANKLIN CLO I, LIMITED

By:	/s/ David Ardini
Title: Vice President

FRANKLIN CLO II, LIMITED

By:	/s/ David Ardini
Title: Vice President

FRANKLIN CLO III, LIMITED

By:	/s/ David Ardini
Title: Vice President

FRANKLIN FLOATING RATE MASTER SERIES

By:	/s/ Richard Hsu
Title: Vice President

FRANKLIN FLOATING RATE TRUST

By:	/s/ Richard Hsu
Title: Vice President

FRANKLIN FLOATING RATE DAILY ACCESS FUND

By:	/s/ Richard Hsu
Title: Vice President

FRANKLIN TEMPLETON LIM DURATION INCOME TRUST

By:	/s/ Richard Hsu
Title: Vice President

GALAXY III CLO, LTD.
By: AIG Global Investment Corp. Its Investment Adviser

By:	/s/ W. Jeffrey Baxter
Title: Vice President

GOLDENTREE LOAN OPPORTUNITIES I, LIMITED
GoldenTree Asset Management, LP

By:	/s/ Frederick S. Haddad
Title: Portfolio Manager

GOLDENTREE LOAN OPPORTUNITIES II, LIMITED
GoldenTree Asset Management, LP

By:	/s/ Frederick S. Haddad
Title: Portfolio Manager

GOLDMAN SACHS CREDIT PARTNERS

By:	/s/ Pedro Ramirez
Title: Authorized Signatory

BUSHNELL CBNA LOAN FUNDING LLC,
for itself or as agent for Bushnell CFPI Loan Funding LLC

By:	/s/ Theresa Lynch
Title: Vice President

STANWICH LOAN FUNDING LLC

By:	/s/ Meredith J. Koslick
Title: Assistant Vice President

ARCHIMEDES FUNDING III, LTD.
By: ING Capital Advisors LLC, as Collateral Manager

By:	/s/ Peanie C. Wang
Title: Vice President

ARCHIMEDES FUNDING IV (CAYMAN), LTD.
By: ING Capital Advisors LLC, as Collateral Manager

By:	/s/ Peanie C. Wang
Title: Vice President

ENDURANCE CLO I, LTD.
By: ING Capital Advisors LLC, as Collateral Manager

By:	/s/ Peanie C. Wang
Title: Vice President

NEMEAN CLO, LTD.
By: ING Capital Advisors LLC, as Investment Manager

By:	/s/ Peanie C. Wang
Title: Vice President

ING-ORYX CLO, LTD.
By: ING Capital Advisors LLC, as Collateral Manager

By:	/s/ Peanie C. Wang
Title: Vice President

SEQUILS-ING I (HBDGM), LTD.
By: ING Capital Advisors LLC, as Collateral Manager

By:	/s/ Peanie C. Wang
Title: Vice President

ING SENIOR INCOME FUND
By: ING Investment Management, Co., as its Investment Manager

By:	/s/ Mohamed Basma
Title: Vice President

AIM FLOATING RATE FUND
By: Invesco Senior Secured Management, Inc. as Sub-Advisor

By:	/s/ Scott Baskind
Title: Authorized Signatory

ALZETTE EUROPEAN CLO S.A.
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Scott Baskind
Title: Authorized Signatory

CHAMPLAIN CLO, LTD.
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Scott Baskind
Title: Authorized Signatory

LOAN FUNDING IX LLC
By: Invesco Senior Secured Management, Inc. as Portfolio Manager

By:	/s/ Scott Baskind
Title: Authorized Signatory

AVALON CAPITAL LTD.
By: Invesco Senior Secured Management, Inc. as Portfolio Advisor

By:	/s/ Scott Baskind
Title: Authorized Signatory

AVALON CAPITAL LTD. 2
By: Invesco Senior Secured Management, Inc. as Portfolio Advisor

By:	/s/ Scott Baskind
Title: Authorized Signatory

CHARTER VIEW PORTFOLIO
By: Invesco Senior Secured Management, Inc. as Investment Advisor

By:	/s/ Scott Baskind
Title: Authorized Signatory

DIVERSIFIED CREDIT PORTFOLIO LTD.
By: Invesco Senior Secured Management, Inc. as Investment Advisor

By:	/s/ Scott Baskind
Title: Authorized Signatory

INVESCO EUROPEAN CDO I S.A.
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Scott Baskind
Title: Authorized Signatory

PETRUSSE EUROPEAN CLO S.A.
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Scott Baskind
Title: Authorized Signatory

SAGAMORE CLO LTD.
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Scott Baskind
Title: Authorized Signatory

SARATOGA CLO I, LIMITED
By: Invesco Senior Secured Management, Inc. as Asset Manager

By:	/s/ Scott Baskind
Title: Authorized Signatory

SEQUILS-LIBERTY, LTD.
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Scott Baskind
Title: Authorized Signatory

FOX RIVER CLO, LTD.

By:	/s/ Mark D. Senkpiel
Title: Managing Director

LIBTERTYVIEW LOAN FUND LLC
as Nominee for various Libertyview Funds

By:	/s/ George T. Hartigan
Title: Authorized Signatory

PREMIUM LOAN TRUST I LTD.

By:	/s/ Timothy S. Van Kirk
Title: Managing Director

IXIS LOOMIS SAYLES SENIOR LOAN FUND

By:	/s/ See Following Page
Title:

LCM I LIMITED PARTNERSHIP
By: Lyon Capital Management LLC, as Collateral Agent

By:	/s/ Alex Kenna
Title: Portfolio Manager

LCM II LIMITED PARTNERSHIP
By: Lyon Capital Management LLC, as Collateral Agent

By:	/s/ Alex Kenna
Title: Portfolio Manager

MAINSTAY FLOATING RATE FUND,
a Series of Eclipse Funds Inc.
By: New York Life Investment Management LLC

By:	/s/ Mark AS. Campellone
Title: Director

BILL & MELINDA GATES FOUNDATION

By:	/s/ Adrienne Musgnug
Title: Managing Director

WIND RIVER CLO I LTD.
By: McDonnell Investment Management, LLC as Manager

By:	/s/ Kathleen A. Zarn
Title: Vice President

DEBT STRATEGIES FUND, INC.

By:	/s/ Andrew C. Liggio
Title: Authorized Signatory

MERRILL LYNCH GLOBAL INVESTMENT SERIES: INCOME
STRATEGIES PORTFOLIO
By: Merrill Lynch Investment Managers, L.P. as Investment Advisor

By:	/s/ Andrew C. Liggio
Title: Authorized Signatory

SENIOR HIGH INCOME PORTFOLIO, INC.

By:	/s/ Andrew C. Liggio
Title: Authorized Signatory

MADISON AVENUE CDO I
By: Metropolitan Life Insurance Company as Collateral Manager

By:	/s/ James R. Dingler
Title: Director

METROPOLITAN LIFE INSURANCE COMPANY

By:	/s/ James R. Dingler
Title: Director

VENTURE IV CDO LIMITED
By its investment advisor MJX Asset Management LLC

By:	/s/ M. G. Regan
Title: Authorized Signatory

VISTA LEVERAGED INCOME FUND
By its investment advisor MJX Asset Management LLC

By:	/s/ M. G. Regan
Title: Authorized Signatory

NATEXIS BANQUES POPULAIRES

By:	/s/ Evan S. Kraus
Title: Vice President

By:	/s/ Michael T. Pellerito
Title: Vice President

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Mark AS. Campellone
Title: Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
By: New York Life Investment Management LLC its Investment Manager

By:	/s/ Mark AS. Campellone
Title: Director

NYLIM FLATIRON CLO 2003-I LTD.
By: New York Life Investment Management LLC as Collateral Manager and Attorney-In-Fact

By:	/s/ Mark AS. Campellone
Title: Director

NYLIM FLATIRON CLO 2004-I LTD.
By: New York Life Investment Management LLC as Collateral Manager and Attorney-In-Fact

By:	/s/ Mark AS. Campellone
Title: Director

OAK HILL CREDIT PARTNERS II, LIMITED
By: Oak Hill CLO Management II, LLC

By:	/s/ Scott D. Krase
Title: Authorized Person

OAK HILL CREDIT PARTNERS III, LIMITED
By: Oak Hill CLO Management III, LLC

By:	/s/ Scott D. Krase
Title: Authorized Person

OAK HILL CREDIT PARTNERS I, LIMITED
By: Oak Hill CLO Management I, LLC

By:	/s/ Scott D. Krase
Title: Authorized Person

OAK HILL CREDIT PARTNERS IV, LIMITED
By: Oak Hill CLO Management IV, LLC

By:	/s/ Scott D. Krase
Title: Authorized Person

OCTAGON INVESTMENT PARTNERS VI, LTD.
By: Octagon Credit Investors, LLC as collateral manager

By:	/s/ Andrew D. Gordon
Title: Portfolio Manager

OCTAGON INVESTMENT PARTNERS IV, LTD.
By: Octagon Credit Investors, LLC as collateral manager

By:	/s/ Andrew D. Gordon
Title: Portfolio Manager

OCTAGON INVESTMENT PARTNERS V, LTD.
By: Octagon Credit Investors, LLC as collateral manager

By:	/s/ Andrew D. Gordon
Title: Portfolio Manager

OCTAGON INVESTMENT PARTNERS VII, LTD.
By: Octagon Credit Investors, LLC as collateral manager

By:	/s/ Andrew D. Gordon
Title: Portfolio Manager

OPPENHEIMER SENIOR FLOATING RATE FUND

By:	/s/ Lisa Chaffee
Title: Assistant Vice President

ORIX FUNDING LLC

By:	/s/ Meredith J. Koslick
Title: Assistant Vice President

WATERVILLE FUNDING LLC

By:	/s/ Meredith J. Koslick
Title: Assistant Vice President

ADDISON CDO, LIMITED
By: Pacific Investment Management Company LLC, as its Investment Advisors

By:	/s/ Mohan V. Phansalkar
Title: Managing Director

PIMCO FLOATING RATE INCOME FUND
By: Pacific Investment Management Company LLC, as its Investment Advisors, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Mohan V. Phansalkar
Title: Managing Director

JISSEKIKUN FUNDING, LTD.
By: Pacific Investment Management Company LLC, as its Investment Advisors

By:	/s/ Mohan V. Phansalkar
Title: Managing Director

LOAN FUNDING III LLC
By: Pacific Investment Management Company LLC, as its Investment Advisors

By:	/s/ Mohan V. Phansalkar
Title: Managing Director

SEQUILS-MAGNUM, LTD.
By: Pacific Investment Management Company LLC, as its Investment Advisors

By:	/s/ Mohan V. Phansalkar
Title: Managing Director

WAVELAND-INGOTS, LTD.
By: Pacific Investment Management Company LLC, as its Investment Advisors

By:	/s/ Mohan V. Phansalkar
Title: Managing Director

WRIGLEY CDO, LTD.
By: Pacific Investment Management Company LLC, as its Investment Advisors

By:	/s/ Mohan V. Phansalkar
Title: Managing Director

PIMCO FLOATING INCOME FUND
By: Pacific Investment Management Company LLC, as its Investment Advisors, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Mohan V. Phansalkar
Title: Managing Director

PIMCO FLOATING RATE STRATEGY FUND
By: Pacific Investment Management Company LLC, as its Investment Advisors, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Mohan V. Phansalkar
Title: Managing Director

SOUTHPORT CLO, LIMITED
By: Pacific Investment Management Company LLC, as its Investment Advisors

By:	/s/ Mohan V. Phansalkar
Title: Managing Director

INSTITUTIONAL HIGH YIELD FUND OF THE PRUDENTIAL
TRUST COMPANY COLLECTIVE EMPLOYEE BENEFIT
TRUST
By: Prudential Investment Management, Inc. as investment advisor

By:	/s/ Janet G. Crowe
Title: Vice President

DRYDEN LEVERAGED LOAN CDO 2002-II
By: Prudential Investment Management, Inc. as Collateral Manager

By:	/s/ B. Ross Smead
Title: Vice President

DRYDEN III-LEVERAGED LOAN CDO 2002
By: Prudential Investment Management, Inc. as Collateral Manager

By:	/s /B. Ross Smead
Title: Vice President

DRYDEN IV-LEVERAGED LOAN CDO 2003
By: Prudential Investment Management, Inc. as Collateral Manager

By:	/s/ B. Ross Smead
Title: Vice President

DRYDEN V-LEVERAGED LOAN CDO 2003
By: Prudential Investment Management, Inc. as Collateral Manager

By:	/s/ B. Ross Smead
Title: Vice President

DRYDEN VII-LEVERAGED LOAN CDO 2004
By: Prudential Investment Management, Inc. as Collateral Manager

By:	/s/ B. Ross Smead
Title: Vice President

LOAN FUNDING V, LLC
By: Prudential Investment Management, Inc. as Portfolio Manager

By:	/s/ B. Ross Smead
Title: Vice President

DRYDEN HIGH YIELD FUND INC.
By: Prudential Investment Management, Inc. as Investment Advisor

By:	/s/ B. Ross Smead
Title: Vice President

THE PRUDENTIAL SERIES FUND, INC. HIGH YIELD BOND PORTFOLIO
By: Prudential Investment Management, Inc. as Investment Advisor

By:	/s/ B. Ross Smead
Title: Vice President

PROSPERO CLO I, LTD.

By:	/s/ John Randolph Watkins
Title: Executive Director

REGIMENT CAPITAL, LTD
By: Regiment Capital Management, LLC as its Investment Advisor
By: Regiment Capital Advisors, LLC its Manager and Pursuant to delegated authority

By:	/s/ Timothy S. Peterson
Title: President

SMBC MVI SPC,
By: Oak Hill Separate Account Management I, LLC

By:	/s/ Scott D. Krase
Title: Authorized Person

SOL LOAN FUNDING LLC for itself or as agent for SOL2 Loan Funding LLC

By:	/s/ Janet Haack
Title: as Attorney-in-Fact

STANFIELD/RMF TRANSATLANTIC CDO LTD.
By: Stanfield Capital Partners LLC as its Collateral Manager

By:	/s/ Christopher E. Jansen
Title: Managing Director

ULT CBNA LOAN FUNDING LLC for itself or as agent for ULT CFPI Loan Funding LLC

By:	/s/ Janet Haack
Title: as Attorney-in-Fact

STANFIELD CARRERA CLO, LTD.
By: Stanfield Capital Partners LLC as its Asset Manager

By:	/s/ Christopher E. Jansen
Title: Managing Director

STANFIELD MODENA CLO, LTD.
By: Stanfield Capital Partners LLC as its Asset Manager

By:	/s/ Christopher E. Jansen
Title: Managing Director

AURUM CLO 2002-1 LTD.
By: Columbia Management Advisors, Inc. as Investment Manager

By:	/s/ Eric S. Meyer
Title: Vice President

STONE TOWER CLO II LTD.
By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ William J. Sheoris
Title: Authorized Signatory

STRONG SHORT-TERM HIGH YIELD BOND FUND
By: Wells Capital Management, LLC

By:	/s/ Gilbert L. Southwell, III
Title: Vice President

SUNAMERICA LIFE INSURANCE COMPANY
By: AIG Global Investment Corp. Its Investment Adviser

By:	/s/ W. Jeffrey Baxter
Title: Vice President

FIRST 2004-II CLO, LTD.
By: TCW Advisors, Inc. its Collateral Manager

By:	/s/ Mark L. Gold
Title: Managing Director

By:	/s/ Jonathan R. Insull
Title: Managing Director

FIRST 2004-I CLO, LTD.
By: TCW Advisors, Inc. its Collateral Manager

By:	/s/ Mark L. Gold
Title: Managing Director

By:	/s/ Jonathan R. Insull
Title: Managing Director

KZH CRESCENT-3 LLC

By:	/s/ Hi Hua
Title: Authorized Agent

TCW SELECT LOAN FUND, LIMITED
By: TCW Advisors, Inc. its Collateral Manager

By:	/s/ Mark L. Gold
Title: Managing Director

By:	/s/ Jonathan R. Insull
Title: Managing Director

TCW SENIOR SECURED LOAN FUND
By: TCW Advisors, Inc. its Investment Advisor

By:	/s/ Mark L. Gold
Title: Managing Director

By:	/s/ Jonathan R. Insull
Title: Managing Director

VELOCITY CLO, LTD.
By: TCW Advisors, Inc. its Collateral Manager

By:	/s/ Mark L. Gold
Title: Managing Director

/s/ Jonathan R. Insull
Title: Managing Director

APEX (TRIMARAN) CDO I, LTD.
By: Trimaran Advisors, L.L.C.

By:	/s/ David M. Millison
Title: Managing Director

SAWGRASS TRADING LLC

By:	/s/ Meredith J. Koslick
Title: Assistant Vice President

UBS AG, STAMFORD BRANCH

By:	/s/ Toba Lumbantobing
Title: Associate Director

By:	/s/ Barbara Ezell-McMichael
Title: Associate Director

WESTERN ASSET FLOATING RATE

By:	/s/ Illegible
Title: Authorized Signatory

WHITEHORSE I, LTD.

By:	/s/ Ethan M. Underwood
Title: Portfolio Manager

WHITEHORSE II, LTD.

By:	/s/ Ethan M. Underwood
Title: Portfolio Manager